UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5896

DWS Target Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	07/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  JULY 31, 2009

Annual Report to Shareholders

DWS Target 2012 Fund

Contents

4 Performance Summary

6 Information About Your Fund's Expenses

8 Portfolio Management Review

12 Portfolio Summary

14 Investment Portfolio

20 Financial Statements

23 Financial Highlights

24 Notes to Financial Statements

30 Report of Independent Registered Public Accounting Firm

31 Tax Information

32 Summary of Management Fee Evaluation by Independent Fee Consultant

37 Summary of Administrative Fee Evaluation by Independent Fee Consultant

38 Board Members and Officers

42 Account Management Resources

This report must be preceded by a prospectus. The prospectus contains the fund's objectives, risks, charges and expenses, and other important information about the fund.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is closed to new investors. Please refer to the fund's prospectus for more details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2009

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2008 is 1.12%. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense-related disclosure for the period ended July 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/09
	1-Year	3-Year	5-Year	10-Year
DWS Target 2012 Fund	-2.25%	2.61%	3.14%	2.52%
Barclays Capital US Treasury Index+	6.46%	7.12%	5.34%	6.12%
S&P 500® Index++	-19.96%	-6.16%	-.14%	-1.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Net Asset Value: 7/31/09	$ 7.78
7/31/08	$ 8.25
Distribution Information: Twelve Months as of 7/31/09: Income Dividends	$ .28
Lipper Rankings — Mixed-Asset Target 2015 Funds Category as of 7/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	8	of	114	7
3-Year	6	of	52	12
5-Year	7	of	18	37
10-Year	2	of	5	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Target 2012 Fund [] Barclays Capital US Treasury Index+ [] S&P 500 Index++

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/09
		1-Year	3-Year	5-Year	10-Year
DWS Target 2012 Fund	Growth of $10,000	$9,286	$10,264	$11,088	$12,179
	Average annual total return	-7.14%	.87%	2.09%	1.99%
Barclays Capital US Treasury Index+	Growth of $10,000	$10,646	$12,290	$12,974	$18,109
	Average annual total return	6.46%	7.12%	5.34%	6.12%
S&P 500 Index++	Growth of $10,000	$8,004	$8,264	$9,933	$8,868
	Average annual total return	-19.96%	-6.16%	-.14%	-1.19%

The growth of $10,000 is cumulative.

+ The Barclays Capital US Treasury Index (name changed from Lehman Brothers US Treasury Index, effective November 3, 2008) is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2009 to July 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2009
Actual Fund Return
Beginning Account Value 2/1/09	$ 1,000.00
Ending Account Value 7/31/09	$ 1,037.30
Expenses Paid per $1,000*	$ 5.81
Hypothetical 5% Fund Return
Beginning Account Value 2/1/09	$ 1,000.00
Ending Account Value 7/31/09	$ 1,019.09
Expenses Paid per $1,000*	$ 5.76
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
DWS Target 2012 Fund	1.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Target 2012 Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Target 2012 Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Effective August 1, 2009, the portfolio management team for the fund was reconstituted as follows:

William Chepolis, CFA

Portfolio Manager

Robert Wang

Portfolio Manager

Ohn Choe

Portfolio Manager

James B. Francis, CFA

Portfolio Manager

Matthew F. MacDonald

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The past year proved to be a memorable period, characterized by both a severe market meltdown and a powerful recovery rally from panic-induced lows. When the fund's fiscal year began, investors were just beginning to understand the broader economic impact of the housing and credit crises. Although the market had been trending lower for about a year at that point, the subsequent collapse of several major financial institutions sent stocks spiraling downward throughout the autumn. The new year brought another shock to the markets, as it became evident that the financial crisis was having a significant impact on economic growth and corporate earnings. The US stock market hit its low for the year on March 9, 2009 amid fears of a potential worldwide economic collapse, but, as is often the case, this panic set the stage for an enormous rally. While the world economy was not yet showing signs of growth, the prospect of improvement in 2010 and beyond cheered investors and led to a stock market rebound that lasted through the end of the fund's fiscal year. The market was unable to make up all of the ground it had lost through the first eight months of the period, however, and it finished the year in negative territory.

Turning our attention to the bond market, Treasury prices moved in the opposite direction of stocks in a reflection of the shifts in investor risk aversion that took place throughout the year. Treasury prices soared (as yields fell) through the first eight months of the period, a result of both the slowdown in economic growth and investors' preference for safer assets. In an illustration of the extensive move in Treasuries, on December 18, 2008 the benchmark 10-year note yielded 2.07%, down from 3.98% at the beginning of the fund's fiscal year. The improvement in investor risk appetites, along with renewed hopes for a revival in global growth, led to an equally dramatic rotation out of Treasuries in the second half of the period: from the December 18 low, the 10-year yield climbed back to 3.50% by July 31, 2009.

In this environment, DWS Target 2012 Fund produced a total return of -2.25% during the annual period. The fund, which invests in both stocks and bonds, held weightings of 17% and 82%, respectively, in the two asset classes as of July 31, 2009. The fund's stock benchmark is the Standard & Poor's 500® (S&P 500) Index, which posted a total return of -19.96% during the past 12 months.1 Its bond benchmark is the Barclays Capital US Treasury Index, which returned 6.46% for the same period.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 5 for the performance of other share classes and more complete performance information.)

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Barclays Capital US Treasury Index (name changed from Lehman Brothers US Treasury Index, effective November 3, 2008) is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

In a period characterized by a financial crisis and historic market volatility, the fund's equity investments lost ground and accounted for the fund's negative return. However, this was largely offset by the strong performance of the fund's fixed-income component. The result was that although the fund produced a negative absolute return for the year, it continues to stack up well against comparable funds. For the one-, three-, five- and 10-year periods ended July 31, 2009, the fund ranked in the top 7%, 12%, 37% and 34%, respectively, among funds in its Lipper peer group, Mixed-Asset Target 2015 Funds.3

3 The Lipper Mixed-Asset Target 2015 Funds category consists of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not to exceed the year 2015. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category. For the one-, three-, five- and 10-year periods, the fund ranked eight (114 funds), six (52 funds), seven (18 funds) and two (five funds), respectively, for the period ending July 31, 2009. Past performance is no guarantee of future results.

Fixed-Income Performance

The fixed-income portion of the portfolio is invested entirely in Treasury STRIPS, which are securities representing the principal payment of a Treasury security that has been "stripped" of its semiannual income component. (STRIPS is an acronym for Separate Trading of Registered Interest and Principal of Securities.) In other words, the final payment of the bond — the return of principal — is the only payment investors receive. Such securities initially sell at a discount to their final value, and their prices gradually rise until they become fully valued at par ($100 per bond) on their maturity date. Because STRIPS are more responsive to interest rate changes than coupon-bearing bonds of similar maturity, they tend to be more sensitive to volatility in the broader bond market. This is particularly true for longer-maturity STRIPS. On the other hand, the dominant contribution to price performance for STRIPS with closer maturity dates comes from the gradual appreciation of the bonds toward their $100 par value.

DWS Target 2012 Fund is scheduled to mature on February 15, 2012. While the long-term performance of the fixed-income portion of the portfolio is dominated by the accretion, or asset growth through addition or expansion, of the STRIPS' price toward its par value, the interval until the fund's maturity date is long enough that its STRIPS position is affected by the movements in prevailing interest rates.

The result was that the price of the fund's STRIPS position rose from $89.75 to $96.54 — a return of roughly 7.6% — in a reflection of both falling interest rates and the accretion toward par. This return outpaced that of the broader US bond market, which was negatively affected by the poor performance of corporate bonds and other non-government securities through the first nine months of the period.

Equity Performance

The equity portion of the fund underperformed the S&P 500 Index during the past 12 months. The majority of the underperformance was the result of individual stock selection. It should be noted that our strategy is active in nature, so many of the holdings we discuss here are no longer held and will not appear in the Investment Portfolio that begins on page 14.

The largest source of underperformance was the energy industry, where our holdings trailed the energy stocks in the benchmark by a wide margin. The most significant detractors were our overweight positions (or higher weightings in a given sector or security to the benchmark) in smaller, more aggressive stocks that were hit the hardest by the decline in oil prices. Included in this group were W&T Offshore, Inc.,* Mariner Energy, Inc.* and Cimarex Energy Co.* Pharmaceuticals/biotechnology was also an area of underperformance, due largely to our positions in Eli Lilly & Co. and Baxter International, Inc.* Transportation and utilities were additional industries in which the equity portfolio experienced meaningful underperformance.

On the plus side, we added the most value in the banking sector. The bulk of our outperformance came from stocks we did not hold. Specifically, our avoidance of the many large-cap banking stocks that fell as much as 50% aided our performance relative to the S&P 500. In addition, we held a handful of banks that bucked the broader downtrend and generated a double-digit gain for the year, including Marshall & Ilsley Corp.* and SunTrust Banks, Inc.* Materials, food/beverage/tobacco and consumer durables/apparel were also notable sources of positive performance within the equity portfolio.

Outlook and Positioning

As the fund moves closer to its maturity date, we will continue to manage the portfolio by investing in zero coupon bonds and large-cap US equities.

* Not held in the portfolio as of July 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	7/31/09	7/31/08

Government & Agency Obligations	82%	71%
Common Stocks	17%	28%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/09	7/31/08

Information Technology	19%	14%
Consumer Staples	14%	8%
Health Care	13%	11%
Financials	12%	12%
Industrials	11%	14%
Energy	11%	19%
Consumer Discretionary	8%	10%
Materials	4%	6%
Telecommunication Services	4%	5%
Utilities	4%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2009 (4.3% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	0.6%
2. Microsoft Corp. Developer of computer software	0.6%
3. International Business Machines Corp. Manufacturer of computers and provider of information processing services	0.5%
4. AT&T, lnc. Provider of communications services	0.5%
5. Pfizer, lnc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	0.4%
6. Wal-Mart Stores, Inc. Operator of discount stores and supercenters	0.4%
7. Apple, lnc. Manufacturer of personal computers and communication solutions	0.4%
8. JPMorgan Chase & Co. Provider of global financial services	0.3%
9. International Paper Co. Manufacturer of paper, pulp and wood products	0.3%
10. Medco Health Solutions, Inc. Providers of health care services	0.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2009

	Shares	Value ($)

Common Stocks 17.3%
Consumer Discretionary 1.4%
Hotels Restaurants & Leisure 0.2%
McDonald's Corp.	1,868	102,852
Household Durables 0.2%
Garmin Ltd.	2,700	74,682
Internet & Catalog Retail 0.1%
Amazon.com, Inc.*	300	25,728
Media 0.6%
Comcast Corp. "A"	6,400	95,104
Time Warner Cable, Inc.	3,377	111,644
Time Warner, Inc.	2,000	53,320
		260,068
Specialty Retail 0.3%
Barnes & Noble, Inc.	2,900	66,787
Ross Stores, Inc.	1,600	70,544
TJX Companies, Inc.	200	7,246
		144,577
Consumer Staples 2.4%
Food & Staples Retailing 0.6%
Kroger Co.	1,200	25,656
Sysco Corp.	2,318	55,075
Wal-Mart Stores, Inc.	3,568	177,972
		258,703
Food Products 0.5%
Archer-Daniels-Midland Co.	4,200	126,504
Bunge Ltd.	1,500	104,955
		231,459
Household Products 0.6%
Colgate-Palmolive Co.	1,300	94,172
Kimberly-Clark Corp.	2,200	128,590
Procter & Gamble Co.	470	26,090
		248,852
Personal Products 0.3%
Herbalife Ltd.	900	30,969
Mead Johnson Nutrition Co. "A"	2,700	98,307
		129,276
Tobacco 0.4%
Altria Group, Inc.	1,232	21,597
Lorillard, Inc.	1,500	110,580
Philip Morris International, Inc.	1,500	69,900
		202,077
Energy 1.9%
Energy Equipment & Services 0.1%
Diamond Offshore Drilling, Inc.	100	8,987
Oil States International, Inc.*	400	10,848
Rowan Companies, Inc.	500	10,665
		30,500
Oil, Gas & Consumable Fuels 1.8%
ConocoPhillips	3,000	131,130
Devon Energy Corp.	2,300	133,607
Encore Acquisition Co.*	2,700	96,120
ExxonMobil Corp.	3,769	265,300
Marathon Oil Corp.	400	12,900
Murphy Oil Corp.	2,000	116,400
Occidental Petroleum Corp.	252	17,978
Southwestern Energy Co.*	200	8,286
		781,721
Financials 2.2%
Capital Markets 0.4%
Bank of New York Mellon Corp.	200	5,468
Franklin Resources, Inc.	300	26,604
Morgan Stanley	600	17,100
The Goldman Sachs Group, Inc.	800	130,640
		179,812
Commercial Banks 0.2%
Comerica, Inc.	500	11,920
PNC Financial Services Group, Inc.	100	3,666
Popular, Inc.	18,400	23,368
Wells Fargo & Co.	2,700	66,042
		104,996
Consumer Finance 0.2%
Discover Financial Services	7,700	91,476
Diversified Financial Services 0.8%
Bank of America Corp.	9,000	133,110
Citigroup, Inc.	15,000	47,550
JPMorgan Chase & Co.	3,700	143,005
		323,665
Insurance 0.3%
Aflac, Inc.	100	3,786
Allied World Assurance Co. Holdings Ltd.	1,500	65,190
CNA Financial Corp.	800	13,640
Hartford Financial Services Group, Inc.	200	3,298
Old Republic International Corp.	1,000	10,340
Progressive Corp.*	1,300	20,254
Prudential Financial, Inc.	400	17,708
		134,216
Real Estate Investment Trusts 0.3%
AMB Property Corp. (REIT)	100	1,981
Annaly Capital Management, Inc. (REIT)	400	6,740
AvalonBay Communities, Inc. (REIT)	136	7,915
Equity Residential (REIT)	500	12,000
HCP, Inc. (REIT)	400	10,304
Host Hotels & Resorts, Inc. (REIT)	1,200	10,896
Public Storage (REIT)	300	21,771
Simon Property Group, Inc. (REIT)	512	28,529
The Macerich Co. (REIT)	102	2,006
Vornado Realty Trust (REIT)	102	5,204
		107,346
Health Care 2.3%
Biotechnology 0.3%
Gilead Sciences, Inc.*	2,400	117,432
Health Care Providers & Services 0.9%
Aetna, Inc.	2,145	57,851
Coventry Health Care, Inc.*	4,600	105,800
Express Scripts, Inc.*	1,086	76,063
Medco Health Solutions, Inc.*	2,600	137,436
UnitedHealth Group, Inc.	200	5,612
		382,762
Pharmaceuticals 1.1%
Abbott Laboratories	1,800	80,982
Eli Lilly & Co.	3,640	127,000
Johnson & Johnson	1,043	63,508
Merck & Co., Inc.	1,392	41,774
Pfizer, Inc.	11,803	188,022
		501,286
Industrials 1.9%
Aerospace & Defense 0.8%
General Dynamics Corp.	800	44,312
Lockheed Martin Corp.	1,700	127,092
Northrop Grumman Corp.	2,300	102,534
Raytheon Co.	1,300	61,035
United Technologies Corp.	100	5,447
		340,420
Air Freight & Logistics 0.1%
United Parcel Service, Inc. "B"	1,300	69,849
Commercial Services & Supplies 0.1%
R.R. Donnelley & Sons Co.	5,100	70,890
Construction & Engineering 0.3%
Fluor Corp.	1,200	63,360
Shaw Group, Inc.*	1,800	52,992
		116,352
Industrial Conglomerates 0.0%
General Electric Co.	400	5,360
Machinery 0.2%
Timken Co.	3,600	73,368
Professional Services 0.3%
Manpower, Inc.	2,400	115,080
Road & Rail 0.1%
Ryder System, Inc.	761	26,734
Trading Companies & Distributors 0.0%
WESCO International, Inc.*	600	14,814
Information Technology 3.2%
Communications Equipment 0.2%
EchoStar Corp. "A"*	700	10,318
QUALCOMM, Inc.	1,300	60,073
		70,391
Computers & Peripherals 1.0%
Apple, Inc.*	974	159,142
International Business Machines Corp.	1,991	234,799
Teradata Corp.*	400	9,828
Western Digital Corp.*	1,065	32,216
		435,985
Electronic Equipment, Instruments & Components 0.8%
Arrow Electronics, Inc.*	3,600	92,772
Avnet, Inc.*	4,600	112,240
Ingram Micro, Inc. "A"*	6,000	100,920
Vishay Intertechnology, Inc.*	9,500	67,545
		373,477
Internet Software & Services 0.2%
Google, Inc. "A"*	126	55,824
VeriSign, Inc.*	1,100	22,484
		78,308
IT Services 0.3%
Computer Sciences Corp.*	600	28,902
SAIC, Inc.*	4,400	79,596
Western Union Co.	2,600	45,448
		153,946
Semiconductors & Semiconductor Equipment 0.0%
Texas Instruments, Inc.	100	2,405
Software 0.7%
Microsoft Corp.	10,200	239,904
Symantec Corp.*	3,700	55,241
		295,145
Materials 0.7%
Chemicals 0.2%
Ashland, Inc.	600	19,884
Cabot Corp.	1,300	23,790
Dow Chemical Co.	1,100	23,287
		66,961
Metals & Mining 0.2%
AK Steel Holding Corp.	1,900	37,373
Cliffs Natural Resources, Inc.	1,900	52,041
United States Steel Corp.	500	19,875
		109,289
Paper & Forest Products 0.3%
International Paper Co.	7,500	141,075
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.5%
AT&T, Inc.	7,531	197,538
Verizon Communications, Inc.	1,013	32,487
		230,025
Wireless Telecommunication Services 0.2%
United States Cellular Corp.*	1,800	64,476
Utilities 0.6%
Electric Utilities 0.4%
American Electric Power Co., Inc.	1,000	30,960
Duke Energy Corp.	1,800	27,864
Edison International	2,058	66,514
Exelon Corp.	1,100	55,946
		181,284
Gas Utilities 0.0%
UGI Corp.	200	5,288
Independent Power Producers & Energy Traders 0.1%
NRG Energy, Inc.*	2,200	59,862
Multi-Utilities 0.1%
Dominion Resources, Inc.	500	16,900
PG&E Corp.	200	8,073
		24,973
Total Common Stocks (Cost $6,674,306)		7,559,243
	Principal Amount ($)	Value ($)

Government & Agency Obligation 81.8%
US Treasury Obligation
US Treasury STRIPS, 5.316%**, 2/15/2012 (a) (Cost $32,324,408)	36,935,000	35,657,788
	Shares	Value ($)

Securities Lending Collateral 19.2%
Daily Assets Fund Institutional, 0.39% (b) (c) (Cost $8,351,250)	8,351,250	8,351,250

Cash Equivalents 1.1%
Cash Management QP Trust, 0.27% (b) (Cost $474,258)	474,258	474,258
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $47,824,222)+	119.4	52,042,539
Other Assets and Liabilities, Net	(19.4)	(8,455,681)
Net Assets	100.0	43,586,858
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $47,952,693. At July 31, 2009, net unrealized appreciation for all securities based on tax cost was $4,089,846. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,547,293 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $457,447.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2009 amounted to $8,206,070, which is 18.8% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments (d)	$ 7,559,243	$ —	$ —	$ 7,559,243
Government & Agency Obligations	—	35,657,788	—	35,657,788
Short-Term Investments (d)	8,351,250	474,258	—	8,825,508
Total	$ 15,910,493	$ 36,132,046	$ —	$ 52,042,539
(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2009
Assets
Investments: Investments in securities, at value (cost $38,998,714) — including $8,206,070 of securities loaned	$ 43,217,031
Investment in Daily Assets Fund Institutional (cost $8,351,250)*	8,351,250
Investment in Cash Management QP Trust (cost $474,258)	474,258
Total investments, at value (cost $47,824,222)	52,042,539
Dividends receivable	8,808
Interest receivable	999
Other assets	2,111
Total assets	52,054,457
Liabilities
Payable for Fund shares redeemed	7,837
Payable upon return of securities loaned	8,351,250
Accrued management fee	13,861
Other accrued expenses and payables	94,651
Total liabilities	8,467,599
Net assets, at value	$ 43,586,858
Net Assets Consist of
Undistributed net investment income	772,100
Net unrealized appreciation (depreciation) on investments	4,218,317
Accumulated net realized gain (loss)	(5,591,434)
Paid-in capital	44,187,875
Net assets, at value	$ 43,586,858
Net Asset Value
Net Asset Value and redemption price(a) per share ($43,586,858 ÷ 5,601,254 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.78
* Represents collateral on securities loaned.
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2009
Investment Income
Income: Dividends	$ 215,630
Interest	1,727,529
Interest — Cash Management QP Trust	5,526
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	70,490
Total Income	2,019,175
Expenses: Management fee	182,412
Administration fee	45,603
Services to shareholders	61,777
Custodian fee	12,449
Distribution service fee	115,920
Audit and tax fees	38,360
Legal fee	12,510
Trustees' fees and expenses	1,939
Reports to shareholders	18,131
Registration fees	6,035
Other	7,834
Total expenses	502,970
Net investment income (loss)	1,516,205
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(4,272,030)
Change in net unrealized appreciation (depreciation) on investments	1,457,776
Net gain (loss)	(2,814,254)
Net increase (decrease) in net assets resulting from operations	$ (1,298,049)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2009	2008
Operations: Net investment income (loss)	$ 1,516,205	$ 1,604,884
Net realized gain (loss)	(4,272,030)	(1,041,090)
Change in net unrealized appreciation (depreciation)	1,457,776	1,059,442
Net increase (decrease) in net assets resulting from operations	(1,298,049)	1,623,236
Distributions to shareholders from: Net investment income	(1,600,110)	(2,289,038)
Net realized gains	—	(3,531,451)
Total distributions	(1,600,110)	(5,820,489)
Fund share transactions: Reinvestment of distributions	1,560,149	5,671,834
Cost of shares redeemed	(6,756,837)	(5,927,811)
Net increase (decrease) in net assets from Fund share transactions	(5,196,688)	(255,977)
Increase (decrease) in net assets	(8,094,847)	(4,453,230)
Net assets at beginning of period	51,681,705	56,134,935
Net assets at end of period (including undistributed net investment income of $772,100 and $858,466, respectively)	$ 43,586,858	$ 51,681,705
Other Information
Shares outstanding at beginning of period	6,265,711	6,274,998
Shares issued to shareholders in reinvestment of distributions	206,368	673,992
Shares redeemed	(870,825)	(683,279)
Net increase (decrease) in Fund shares	(664,457)	(9,287)
Shares outstanding at end of period	5,601,254	6,265,711

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.25	$ 8.95	$ 8.93	$ 9.17	$ 8.77
Income (loss) from investment operations: Net investment income (loss)[a]	.26	.25	.26[d]	.25	.25
Net realized and unrealized gain (loss)	(.45)	.01	.41	(.21)	.41
Total from investment operations	(.19)	.26	.67	.04	.66
Less distributions from: Net investment income	(.28)	(.38)	(.30)	(.28)	(.26)
Net realized gains	—	(.58)	(.35)	—	—
Total distributions	(.28)	(.96)	(.65)	(.28)	(.26)
Net asset value, end of period	$ 7.78	$ 8.25	$ 8.95	$ 8.93	$ 9.17
Total Return (%)[b]	(2.25)	2.74[c]	7.59[c,d]	.42[c]	7.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	52	56	62	73
Ratio of expenses before expense reductions (%)	1.10	1.15	1.09	1.10	1.10
Ratio of expenses after expense reductions (%)	1.10	1.15	1.08	1.09	1.10
Ratio of net investment income (loss) (%)	3.32	2.90	2.89[d]	2.82	2.81
Portfolio turnover rate (%)	52	86	90	34	28
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Target 2012 Fund (the "Fund") is a diversified series of DWS Target Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

By investing in Zero Coupon Treasuries, the Fund seeks to assure that investors who reinvest all dividends and hold their shares until the Maturity Date (February 15, 2012) will receive at least their original investment on the Maturity Date. This assurance is further backed by an agreement entered into between Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Fund's investment manager, and the Fund. Under this agreement, the Advisor has agreed to make, if necessary, sufficient payments on the Fund's Maturity Date to the investors who have reinvested all dividends and held their investments in the Fund to the Maturity Date to enable them to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis. The Fund's returns will fluctuate and there is no assurance that the Fund will achieve its objective of long-term capital growth.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At July 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $2,626,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until
July 31, 2017 (the expiration date), whichever occurs first.

In addition, from November 1, 2008 through July 31, 2009, the Fund incurred approximately $2,837,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 772,100
Capital loss carryforward	$ (2,626,000)
Unrealized appreciation (depreciation) on investments	$ 4,089,846

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2009	2008
Distributions from ordinary income	$ 1,600,110	$ 3,768,770*
Distributions from long-term capital gains	$ —	$ 2,051,719
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended July 31, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $22,765,174 and $25,884,486, respectively. Purchases and sales of US Treasury obligations aggregated $1,046,353 and $5,118,008, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.40% of average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2009, the Administration Fee was $45,603, of which $3,695 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended July 31, 2009, the amount charged to the Fund by DISC aggregated $51,659, of which $9,363 is unpaid.

Distribution Service Fee. Under the Fund's 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2009, the Service Fee was $115,920, of which $18,205 is unpaid. Accordingly, for the year ended July 31, 2009, the Service Fee was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,691, of which $6,600 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events," adopted by the Fund as of July 31, 2009, events and transactions from August 1, 2009 through September 24, 2009, the date the financial statements were available to be issued, have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Target Fund and Shareholders of DWS Target 2012 Fund:

We have audited the accompanying statement of assets and liabilities of DWS Target 2012 Fund (the "Fund"), one of a series of DWS Target Fund (the "Trust"), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Target 2012 Fund at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 24, 2009

Tax Information (Unaudited)

For corporate shareholders, 12% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended July 31, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $237,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; relocated to Germany in July 2009 as Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the number below:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Nasdaq Symbol	KRFCX
CUSIP Number	23337N 501
Fund Number	53

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2009, DWS Target 2012 Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS TARGET 2012 FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$31,499	$0	$5,559	$0
2008	$32,280	$0	$6,148	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$420,000	$0
2008	$0	$402,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$5,559	$420,000	$664,000	$1,089,559
2008	$6,148	$402,000	$1,674,733	$2,082,881

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2008 and 2009 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified four matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2006 and 2007, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to the E&Y member firm in Germany (“E&Y Germany”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangement and has terminated the guarantee on the lease deposits.

Second, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, DB provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors,including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Third, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Target 2012 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	September 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Target 2012 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	September 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 30, 2009